UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 3, 2006

InfraSource Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32164	03-0523754

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Sixth Street, Suite 300 Media, Pennsylvania	19063

(Address of principal executive offices)	(Zip Code)
(610) 480-8000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On May 3, 2006, InfraSource Services, Inc. issued a press release announcing its financial results for its first quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability under such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated May 3, 2006, issued by InfraSource Services, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRASOURCE SERVICES, INC. (Registrant)
	By:	/s/ Deborah C. Lofton
Date: May 3, 2006		Name:	Deborah C. Lofton
		Title:	Senior Vice President, General Counsel and Secretary